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       EXHIBIT 10-vii - HUMBOLDT CAPITAL(RELATED PARTY) LOAN AGREEMENT
                             DATED MARCH 27, 1998

                                LOAN  AGREEMENT

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THIS LOAN AGREEMENT is made as of March 27, 1998.

BETWEEN:

          SHARON ENERGY LTD., a company incorporated under the laws of British Columbia, of 220 - 5995 Greenwood Plaza
          Boulevard, Orchard Place One, Englewood, Colorado, U.S.A.
          80111;

                                                              (the "Borrower")

AND:

          HUMBOLDT CAPITAL CORPORATION, a body corporate, having an office at #1760, 633 - Sixth Avenue SW, Calgary, AB T2P 2Y5;

                                                                (the "Lender")

WHEREAS the Borrower desires to borrow and the Lender is willing to lend to the Borrower $300,000 upon and subject to the terms and conditions hereinafter set forth;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                  ARTICLE ONE
                                   DEFINITIONS

1. Where used in this Agreement the following words and phrases shall have the following meaning:

     1.1 "Agreement" means this Agreement and the Schedules hereto, as at any time amended or modified and in effect;

     1.2  "Event of Default" means any event specified in paragraph 7.1;

     1.3 "Loan" means the loan by the Lender to the Borrower established pursuant to paragraph 3.1;

     1.4  "Maturity Date" means March 27, 1999;

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     1.5  "Note" means the promissory note to be made by the Borrower to the
          Lender as evidence of the Loan which shall substantially be in the form set forth in Schedule "A".

                                    ARTICLE TWO
                                   INTERPRETATION

2.1  GOVERNING LAW

This Agreement shall in all respects be construed in accordance with and governed by the laws of the Province of British Columbia.

2.2  SEVERABILITY

If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2.3  PARTIES IN INTEREST

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

2.4  HEADINGS AND MARGINAL REFERENCES

The division of this Agreement into articles, paragraphs, subparagraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

2.5  CURRENCY

All statements of, or references to, dollar amounts in this Agreement mean lawful currency of Canada.

                                   ARTICLE THREE
                                     THE LOAN

3.1  ESTABLISHMENT OF THE LOAN

The Lender agrees, on the terms and conditions set forth in this Agreement, to advance by way of a loan to the Borrower the amount of $300,000.

3.2  EVIDENCE OF INDEBTEDNESS

Indebtedness of the Borrower to the Lender in respect of the Loan shall be evidenced by the Note, which shall be made by the Borrower to the Lender at the time of executing the Agreement.

3.3  INTEREST

The Borrower shall pay interest to the Lender both before as well as after the Maturity Date on the principal advanced under the Loan from the date of disbursement at an annual rate of 10%. Interest shall be calculated monthly in arrears and shall be payable to the Lender on the Maturity Date of the Loan.

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3.4  REPAYMENT OF THE LOAN

The Borrower shall repay the Loan on the Maturity Date.

3.5  PREPAYMENT OF THE LOAN

The Borrower may prepay the Loan in whole or in part at any time, without notice or penalty.

                                 ARTICLE FOUR

FURTHER CONSIDERATION

4. As further consideration for providing the Loan, subject to Vancouver Stock Exchange approval, the Borrower agrees to issue a warrant to the Lender for the acquisition of 480,000 common shares of the Borrower at $0.25 per share, which warrant shall be exercisable by the Lender until March 27, 1999.

                                 ARTICLE FIVE
                         REPRESENTATIONS AND WARRANTIES

5.1  REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lender as hereinafter set forth:

     5.1.1 the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of British Columbia;

     5.1.2 the Borrower has all requisite corporate power and authority to enter into this Agreement and to carry out the obligations contemplated herein and therein;

     5.1.3 the Vancouver Stock Exchange has granted approval to the Borrower to enter into this Agreement and to carry out the obligations contemplated herein and therein;

     5.1.3 this Agreement and the Note have been duly and validly authorized, executed and delivered by the Borrower and are valid obligations of it; and

     5.1.4 no Event of Default and no event which, with the giving of notice or lapse of time would become an Event of Default has occurred or is continuing.

5.2  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

All representations and warranties made herein shall survive the delivery of this Agreement to the Lender and no investigation at any time made by or on behalf of the Lender shall diminish in any respect whatsoever its rights to rely thereon. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower under or pursuant to this Agreement shall constitute representations and warranties made by the Borrower hereunder.

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                               ARTICLE SIX
                       COVENANTS OF THE BORROWER

6. The Borrower covenants and agrees with the Lender that at all times during the currency of this Agreement it will:

     6.1 pay the principal sum, interest and all other monies required to be paid to the Lender pursuant to this Agreement in the manner set forth herein;

     6.2 duly observe and perform each and every of its covenants and agreements set forth in this Agreement; and

     6.3  provide the Lender with immediate notice of any Event of Default.

                               ARTICLE SEVEN
                              EVENT OF DEFAULT

7.1  DEFINITION OF EVENT OF DEFAULT

The principal balance of the Loan and any other money owing to the Lender under this Agreement shall immediately become payable, unless otherwise waived in writing by the Lender, in any of the following events:

     7.1.1 if the Borrower shall default in any payment when the same is due under this Agreement;

     7.1.2 if the Borrower shall become insolvent or shall make a general assignment for the benefit of its creditors, or if an order be made or an effective resolution be passed for the winding-up, merger or amalgamation of the Borrower or if the Borrower shall be declared bankrupt or if a custodian or receiver be appointed for the Borrower under the BANKRUPTCY ACT, or if a compromise or arrangement is proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or other officer with like powers shall be appointed for the Borrower; and

     7.1.3 if the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed and such default shall have continued for a period of seven (7) days after notice in writing has been given by the Lender to the Borrower specifying such default.

                                   ARTICLE EIGHT
                                      GENERAL

8.1  WAIVER OR MODIFICATION

No failure or delay on the part of the Lender in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing signed by the Lender. No notice to or demand on the Borrower shall in any case entitle the Borrower to any other or

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further notice or demand in similar or other circumstances unless specifically provided for in this Agreement.  Time shall be of the essence hereof.

8.2  FURTHER ASSURANCES

The parties hereto will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

8.3  ASSIGNMENT

The Borrower shall not assign this Agreement or its interest herein or any part hereof except with the prior written consent of the Lender.

8.4  NOTICES

Any notice, demand or other document required or permitted to be given under the provisions of this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier, telecommunication device or other similar form of communication addressed as set forth herein. Any notice, demand or document shall, if delivered, be deemed to have been given or made at the time of delivery; if mailed by registered mail and properly addressed be deemed to have been given or made on the third day following the day on which it was so mailed, provided that if at the time of mailing or between the time of mailing and the actual receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by Canada Post occurs, then such notice shall be only effective if actually delivered; and if sent by telegraph, telex, telecopier, telecommunication device or other similar form of communication, be deemed to have been given or made on the day following the day on which it was sent. Any party may give written notice of change of address in the same manner, in which event such notice shall thereafter be given to it as above provided at such changed address.

8.5  AMENDMENTS

Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

IN WITNESS WHEREOF the Lender and the Borrower have executed this Agreement under their corporate seals and the hands of their proper officers in that behalf as of the day and year first above written.

HUMBOLDT CAPITAL CORPORATION



Per:
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     Authorized Signatory

SHARON ENERGY LTD.



Per:
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     Authorized Signatory

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                                 SCHEDULE "A"
                                PROMISSORY NOTE

CDN$300,000                                                     March 27, 1998

FOR VALUE RECEIVED, Sharon Energy Ltd. (the "COMPANY"), with offices at 220 -5995 Greenwood Plaza Boulevard, Orchard Place One, Englewood, Colorado, DOES HEREBY PROMISE TO PAY, ON MARCH 27, 1999, to the order of HUMBOLDT CAPITAL CORPORATION, at #1760, 633 - Sixth Avenue SW, Calgary, Alberta, the sum of CDN$300,000 as well as the interest accrued thereon at an annual rate of interest of 10%. The Company does hereby waive presentment for payment, notice of protest and notice of non-payment.

SHARON ENERGY LTD.


Per:
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    Authorized Signatory